SECURITIES AND EXCHANGE COMMISSION
                             Washington DC    20549

                                  SCHEDULE 14A

PROXY  STATEMENT  PURSUANT  TO  SECTION  14(A)  OF  THE  SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant    |x|

Filed  by  a  Party  other  than  the  Registrant    |  |

Check  the  appropriate  box:

|  | Preliminary  Proxy  Statement

|  | Confidential,  for  Use  of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

|x|  Definitive  Proxy  Statement
|  |  Definitive  Additional  Materials
|  |  Soliciting  Material  Under  Rule  14a-12.

                           USA VIDEO INTERACTIVE CORP.
                           ---------------------------
                 Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

|x|  No  fee  required.

|  |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title  of  each  class  of  securities  to  which transaction applies:

   (2) Aggregate  number  of  securities  to  which  transaction  applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing  fee  is  calculated  and  state  how  it  was  determined):

   (4) Proposed  maximum  aggregate  value  of  transaction:

   (5) Total  fee  paid:

|  |  Fee  paid  previously  with  preliminary  materials:

|  |  Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount  Previously  Paid:

   (2) Form,  Schedule  or  Registration  Statement  No.:

   (3) Filing  Party:

   (4) Date  Filed:

                           USA VIDEO INTERACTIVE CORP.
                                 70 ESSEX STREET
                            MYSTIC, CONNECTICUT 06355



Dear  Shareholder:

We invite you to attend our annual meeting of shareholders to be held on Friday, June 28, 2002, in Groton, Connecticut. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-K to the Securities and Exchange Commission, and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the annual meeting. It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions on page 2 of the Proxy Statement.

Sincerely  yours,

/s/  Edwin  Molina

Edwin  Molina
President

May  24,  2002

                           USA VIDEO INTERACTIVE CORP.
                                 70 ESSEX STREET
                            MYSTIC, CONNECTICUT 06355


                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS


Time:     11:00  a.m.,  Eastern  Time

Date:     Friday,  June  28,  2002

Place:     Mystic  Marriott
          625  North  Road  Route  117
          Groton,  CT  06340

Purpose:

1.   To  elect  directors

2. To ratify the appointment by the Board of Directors of Goldstein Golub Kessler LLP as the Company's independent auditors for the current fiscal year.

3.   To  conduct  any  other  business  properly  brought  before  the  meeting.

Only shareholders of record at the close of the business on May 20, 2002 may vote at the annual meeting.

Your vote is important. Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By  Order  of  the  Board  of  Directors


                                        By:  /s/  Anton  J.  Drescher
                                        -----------------------------
May  24,  2002                          Anton  J.  Drescher,
                                        Secretary

                           USA VIDEO INTERACTIVE CORP.

                                 PROXY STATEMENT

GENERAL  INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2002 annual meeting of shareholders (the "Annual Meeting") by the Board of Directors of USA Video Interactive Corp. (the "Company," "USA Video," "we," or "us") to be held at the Mystic Marriott, 625 North Road Route 117, Groton, Connecticut, 06340 at 11:00 a.m., Eastern Time, on Friday, June 28th, 2002, and at any adjournments thereof

Who  may  vote

Only shareholders of the Company as recorded in our stock register at the close of business on May 20, 2002 (the "Record Date") may vote at the Annual Meeting. As of that date, there were 91,745,088 common shares outstanding, representing the only voting securities of the Company (excluding warrants to purchase 10,800,000 common shares and shares reserved for the option plan of 8,190,000 common shares. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

How  to  vote

You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

How  Proxies  work

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or not vote for the nominees for director named in this Proxy Statement. You may also vote for or against the proposal to ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors or abstain from voting.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the other proposal described in this Proxy Statement. In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf. A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting. A SHAREHOLDER DESIRING TO APPOINT A PERSON TO REPRESENT HIM AT THE ANNUAL MEETING MAY DO SO EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE PRINTED

NAMES IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROXY. In either case, the proxy must be delivered to the offices of the Company's Transfer Agent, CIBC Mellon Trust Company, Suite 600, 333 7th Avenue S.W., Calgary, Alberta, Canada T2P 2Z3 on or before the day of the shareholders meeting.

You may receive more than one proxy depending on how you hold your shares. Shares registered in your name are covered by one proxy. If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions. If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May 24, 2002.

Revoking  a  Proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Secretary in writing at 70 Essex Street, Mystic, Connecticut 06355.

Quorum

To conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, either by proxy or in person.

Votes  needed

The three nominees for director receiving a plurality of the votes cast at the Annual Meeting or by proxy shall be elected. Approval to ratify the appointment of Goldstein Golub Kessler LLP requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. If the Annual Meeting is adjourned, your shares may be voted by the proxies on the new meeting date unless you have revoked your proxy.

Only votes cast "for" or "against" a proposal are counted. Abstentions and broker non-votes (or votes withheld" in the election of directors) will not be counted, except for purposes of determining a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending  in  person

Only shareholders, their proxy holders, and USA Video's guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned USA Video shares on May 20, 2002.

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

                                     ITEM 1:
                              ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of all three of its current directors for election at the Annual Meeting. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement. Set forth below for each nominee is his age and his position, if any, in the Company.

The information set forth below as to each nominee for director has been furnished to the Company by the respective nominee.


Name               Age                Position                 Period of Service
-----------------  ---  -------------------------------------  -----------------
Edwin Molina. . .   46  Director, Chief Executive Officer and  Since 1998
                        President
Anton J. Drescher   45  Director, Chief Financial Officer and  Since 1994
                        Secretary
Robert Smith. . .   51  Director and Chief Operating Officer   Since 2001


EDWIN  MOLINA  -  CHIEF  EXECUTIVE  OFFICER  AND  PRESIDENT

Mr. Molina served as a Senior Administrator with the Company from June 1992 to June 30, 1998, when he was appointed President and Chief Executive Officer and elected a director. Mr. Molina was also a Senior Administrator with Adnet USA LLC, a private California company involved in Internet advertising, from May 1996 to June 1998.

ANTON  J.  DRESCHER  -  CHIEF  FINANCIAL  OFFICER,  SECRETARY  AND  DIRECTOR

Mr. Drescher has been Chief Financial Officer of USA Video since December 1994. He has also been a director and President of Cal-Star, Inc. (formerly Future Link Systems Inc.) a public company listed on the TSX Venture Exchange ("TSX")

(formerly the "Canadian Venture Exchange") which has been designated as an inactive issuer; Director and Secretary/Treasurer of iQuest Networks Inc. (formerly Interlink Systems Inc. and Glassmaster Industries, Inc.), a public company listed on the TSX involved in digital audio distribution since 1996; President of Westpoint Management Consultants Limited, a private company engaged in tax and accounting consulting for business reorganizations since 1979; President of Harbour Pacific Capital Corp., a private British Columbia company involved in regulatory filings for businesses in Canada, since 1998; and, since 1991, a director and President of International Tower Hill Mines Limited, a public British Columbia company listed on the TSX and involved in mineral exploration. Mr. Drescher has been a Certified Management Accountant since 1981.

ROBERT  D.  SMITH,  JR.  -  CHIEF  OPERATING  OFFICER  AND  DIRECTOR

Mr. Smith joined USA Video in August 2000 as Chief Operating Officer. Mr. Smith was formerly a vice president at Sonalysts Inc., of Waterford, Connecticut, where, for 22 years, he helped build that company into a $50 million, nearly 500-person international e-business, multimedia, software and engineering corporation. Mr. Smith graduated with distinction from the U.S. Naval Academy, where he was a Trident Scholar and earned a B.S. degree in oceanography and engineering. He served in a variety of officer positions in the nuclear submarine Navy prior to leaving active duty. Concurrent with his employment at Sonalysts, Inc. he continued to serve in the Naval Reserve, having recently retired with the rank of Captain.

The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

During 2001, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on 13 occasions.

The Board of Directors has an audit committee (the "Audit Committee"), which is currently comprised of two directors - Anton J. Drescher and Robert D. Smith Jr. The Audit Committee met informally on a number of occasions and signed two consent resolutions during 2001. Because Mr. Drescher and Mr. Smith are officers and shareholders of the Company, they are not considered to be "independent" under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers. The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by its internal audit staff and by the independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company's internal system of audit and financial controls; (4) appraising the Company's financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws. The Audit Committee has not adopted a written charter.

The  Board  of  Directors  currently  has  no  other  committees.

AUDIT  COMMITTEE  REPORT

The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. Goldstein Golub Kessler LLP, the Company's independent auditors for 2001, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with Goldstein Golub Kessler LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). Goldstein Golub Kessler LLP have provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Goldstein Golub Kessler LLP that firm's independence.

Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 and that Goldstein Golub Kessler LLP be appointed independent auditors for the Company for 2002. The foregoing report is provided by the following directors, who constitute the Audit Committee:

     Anton  J.  Drescher
     Robert  D.  Smith  Jr.

                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of May 20, 2002, the number of outstanding common shares of USA Video beneficially owned by (i) each person known to USA Video to beneficially own more than 5% of its outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.


Name                                           Shares Owned         Percentage of Class
---------------------------------------------------------------------------------------

Edwin Molina                                    4,824,424 (1)              5.18%

Anton J. Drescher                               5,681,855 (2)              6.09%

Robert D. Smith                                 1,470,000 (3)              1.59%


All Executive Officers & Directors
 as a Group [four persons]                     11,977,079 (4)             12.44%

(1) Includes 900,000 shares underlying options and 450,000 shares underlying warrants that are currently exercisable. Mr. Molina's address is 70 Essex Street, Mystic, Connecticut.
(2) Includes 950,000 shares underlying options and 600,000 shares underlying warrants that are currently exercisable. Mr. Drescher's address is 70 Essex Street, Mystic, Connecticut.
(3) Includes 700,000 shares underlying options and 185,000 shares underlying warrants. Mr. Smith's address is 70 Essex Street, Mystic, Connecticut.
(4) Includes 3,175,000 shares underlying options and 1,310,000 shares underlying warrants.

                     DIRECTOR AND EXECUTIVE COMPENSATION AND
                       OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer (CEO), and to other persons serving as executive officers of the Company as of December 31, 2001, whose salary and bonus for such year exceeded $100,000 (collectively, the "Named Executive Officers"), for the last three completed fiscal years.


                                                                                  Long-Term  Compensation
                                                                              --------------------------------
                          Summary  Compensation  Table                       Awards                    Payouts
                             Annual  Compensation                         ------------            ---------------
    Name  and        -------------------------------------        Restricted   Securities
    Principal                                   Other  Annual     Stock        Underlying     LTIP     All Other
    Position    Year   Salary         Bonus     Compensation      Award(s)     Options/SARs   Payouts  Compensation
   ----------  ------  -------       -------    ------------     -----------  -------------  --------  ------------
                         $              $            $              $              $           $             $
                        -------------------------------------------------------------------------------------------

Molina,         2001   $124,910         -0-        $125,000(4)       -0-              -0-       -0-         -0-
Edwin           2000   $128,361         -0-        $500,000(5)       -0-              -0-       -0-         -0-
(CEO)           1999   $120,999(1)      -0-        $200,665(6)       -0-        1,200,000       -0-         -0-

Drescher        2001   $120,000(2)      -0-        $200,000(7)       -0-          200,000       -0-         -0-
Anton,          2000   $120,000(2)      -0-        $500,000(8)       -0-          200,000       -0-         -0-
(CFO)           1999   $120,000(2)      -0-        $159,665(9)       -0-        1,000,000       -0-         -0-

Castagno,       2001   $82,496         -0-        $25,000(10)      -0-        1,100,000       -0-         -0-
Anthony (EVP)   2000   $125,722         -0-        $125,000(11)      -0-        1,100,000       -0-         -0-
                1999   $120,000(3)      -0-        $194,300(12)      -0-          250,000       -0-         -0-

Smith,          2001   $89,412         -0-        $22,900(13-15)   -0-              -0-       -0-         -0-
Robert

(1) Represents consulting fees paid to Mr. Molina for his services as an executive officer of the company.
(2) Represents consulting fees paid to Mr. Drescher through Harbour Pacific Capital Corp., a consulting firm wholly-owned by him, for his services as an executive officer of the Company.
(3) Represents consulting fees paid to Mr. Castagno for his services as an executive officer of the Company.
(4) In March 2001, Mr. Molina purchased 250,000 units (each comprised of one common share and one warrant to acquire one common share at $0.66 per share) at $0.54 per unit. This compensation resulted from the difference between the $0.54 purchase price and the $0.66 warrant exercise price and the fair market price of $0.84 of the common shares on the date of issuance of the units.
(5) In July 2000, Mr. Molina purchased 200,000 units (each comprised of one common share and one warrant to acquire one common share at $1.50 per share) at $1.50 per unit. This compensation resulted from the difference between the $1.50 purchase price and the $1.50 warrant exercise price and the fair market price of $2.75 of the common shares on the date of issuance of the units.
(6) From February through May, 1999, Mr. Molina exercised stock options for an aggregate of 800,000 shares at an exercise price of $.067 per share, resulting in compensation of $200,665.
(7) In March 2001, Mr. Drescher purchased 400,000 units (each comprised of one common share and one warrant to acquire one common share at $0.66 per share) at $0.54 per unit. This compensation resulted from the difference between the $0.54 purchase price and the $0.66 warrant exercise price and the fair market price of $0.84 of the common shares on the date of issuance of the units.
(8) In July 2000, Mr. Drescher purchased 200,000 units (each comprised of one common share and one warrant to acquire one common share at $1.50 per share) at $1.50 per unit. This compensation resulted from the difference between the $1.50 purchase price and the $1.50 warrant exercise price and the fair market price of $2.75 of the common shares on the date of issuance of the units.
(9) From February through June 1999, Mr. Drescher exercised stock options for an aggregate of 1,000,000 common shares at an exercise price of $.067 per share, resulting in compensation of $147,800. In 1999, Mr. Drescher received interest totalling $12,965 on loans made to USA Video.
(10) In January 1998, Mr. Drescher exercised stock options for 500,000 common shares at an exercise price of $.067 per share, resulting in compensation of $10,050. In 1998, Mr. Drescher received interest totalling $24,379 on loans made to USA Video.
(11) In March 2001, Mr. Castagno purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.66 per share) at $0.54 per unit. This compensation resulted from the difference between the $0.54 purchase price and the $0.66 warrant exercise price and the fair market price of $0.84 of the common shares on the date of issuance of the units.
(12) In July 2000, Mr. Castagno purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $1.50 per share) at $1.50 per unit. This compensation resulted from the difference between the $1.50 purchase price and the $1.50 warrant exercise price and the fair market price of $2.75 of the common shares on the date of issuance of the units.
(13) In July 1999, Mr. Castagno exercised stock options for 250,000 common shares at an exercise price of $.067 per share, resulting in compensation of $194,300.
(14) In March 2001, Mr. Smith purchased 40,000 units (each comprised of one common share and one warrant to acquire one common share at $0.66 per share) at $0.54 per unit. This compensation resulted from the difference between the $0.54 purchase price and the $0.66 warrant exercise price and the fair market price of $0.84 of the common shares on the date of issuance of the units.

(15) In September 2001, Mr. Smith purchased 45,000 units (each comprised of one common share and one warrant to acquire one common share at $0.35 per share) at $0.27 per unit. This compensation resulted from the difference between the $0.27 purchase price and the fair market price of $0.29 of the common shares on the date of issuance of the units.
(16) In December 2001, Mr. Smith purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.26 per share) at $0.20 per unit. This compensation resulted from the difference between the $0.20 purchase price and the fair market price of $0.22 of the common shares on the date of issuance of the units.

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the year ended December 31, 2001.


                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    Potential  Realizable  Value at
                                                                                    Assumed Annual Rate of Stock
                                Individual  Grants                              Price  Appreciation for Option Term
                                -----------------------------------------------------------------------------------
                     Number  of     %  of  Total               Market
                     Securities   Options/SARs              Price  on
                     Underlying    Granted  to    Exercise   Date  of
   Name            Options/  SARs  Employees  in    Price      Grant     Expiration      0%         5%        10%
                      Granted      Fiscal Year(1) ($/Share) ($/Share)      Date         ($)         ($)       ($)
                  -----------------------------------------------------------------------------------------------

Molina, Edwin          -0-          -0-             -0-        -0-          -0-         -0-         -0-        -0-
Drescher, Anton        -0-          -0-             -0-        -0-          -0-         -0-         -0-        -0-
Castagno, Anthony      -0-          -0-             -0-        -0-          -0-         -0-         -0-        -0-
Smith, Robert          -0-          -0-             -0-        -0-          -0-         -0-         -0-        -0-

(1) A total of 250,000 stock options were granted to employees and consultants in 2001.

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during the year ended December 31, 2001 and stock options held at year end.

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values


                                                                  Number  of  Securities       Value  of  Unexercised
                                                                 Underlying  Unexercised          In-the-Money
                                                                     Options  /  SARs             Options  /  SARs
                                                                     at  FY-End  (#)              At  FY-End  ($)-
--------------------------------------------------------------------------------------------------------------------
                         Shares  Acquired  on    Value  Realized      Exercisable/               Exercisable/
Name                        Exercise (#)            ($)              Unexercisable             Unexercisable(1)
--------------------------------------------------------------------------------------------------------------------

Molina, Edwin                   -0-                 -0-                      0 / 0                N/A    / $0

Drescher, Anton                 -0-                 -0-                200,000 / 0                N/A(2) / $0

Castagno, Anthony               -0-                 -0-              1,100,000 / 0                N/A(3) / $0

Smith, Robert                   -0-                 -0-                325,000 / 0                N/A(4) / $0

(1) On December 31, 2001, the average of the high and low bid prices of the common shares on the OTC BB was $0.22 (the "December 31, 2001 OTC BB bid price").
(2) Mr. Drescher's 200,000 options, with an exercise price of $1.00, were not in the money based on the December 31, 2001 OTC BB bid price.
(3) Mr. Castagno's 1,100,000 options with an exercise prices of (300,000 @ $5.00, 100,000 @ $2.00 and 700,000 @ $1.00) were not in the money based on the  December  31,  2001  OTC  BB  bid  price.
(4) Mr. Smith's 325,000 options with an exercise prices of (125,000 @ $2.00 and 200,000 @ $1.00) were not in the money based on the December 31, 2001 OTC BB bid price.

Compensation  of  Directors

Directors  receive  no  compensation  for  their  service  as  such.

Employments  Contracts

The Company had entered into Management Agreements with the following directors and officers as of August 7th, 2001 for a term of one year from January 1, 2001 to December 31, 2001. All of the Agreements were subsequently renewed for one-year terms:

     -    Edwin  Molina  -  President  and  Chief  Executive  Officer
     -    Robert  D.  Smith,  Jr.  -  Chief  Operating  Officer
     -    Kent  Norton  -  Chief Information Officer and Chief Technical Officer
     -    Matt  Kinnaman  -  Vice-President,  Strategic  Innovation
     - Harbour Pacific Capital Corp. - financial services (owned by Anton J. Drescher)

Subsequent to the year end, the Management Agreements with Robert D. Smith, Jr., Kent Norton and Matt Kinnaman were cancelled. The Management Agreements with Edwin Molina and Harbour Pacific Capital Corp. will be cancelled on or before June 30, 2002. Accordingly, the Company will not be seeking shareholder ratification of the aforesaid Management Agreements.

USA Video does not have an employment contract with Mr. Molina or any other Named Executive Officer. The Company has no obligation to provide any compensation to Mr. Molina or any other Named Executive Officer in the event of his resignation, retirement or termination, or a change in control of the Company, or a change in any Named Executive Officers' responsibilities following a change in control.

USA Video may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Executive Officers and Directors

Compensation  Committee  Interlocks  and  Insider  Participation

The Company does not have a compensation committee. Decisions concerning the compensation of the Company's executive officers are made by the Board of Directors. All current members of the Board (Edwin Molina, Anton J. Drescher and Robert D. Smith Jr.) and two former directors (Daniel Sciro, Anthony Castagno) participated in the Board's deliberations concerning executive officer compensation during the fiscal year ended December 31, 2001.

Board  of  Directors  Report  on  Executive  Compensation

The Board of Directors determines the compensation of the Company's executive officers.

BOARD  OF  DIRECTORS:  REPORT  ON  EXECUTIVE  COMPENSATION

The Company does not have a formal compensation committee. The Company intends to establish a compensation committee at such time as it is able to attract a sufficient number of outside directors to the Board. The Company is unable to state when it will be able to establish a formal compensation committee. Pending establishment of the committee, the entire Board of Directors will continue to be responsible for the Company's executive compensation policy. The three current members of the Board are the Company's senior executive officers.

COMPENSATION  PHILOSOPHY

The Company must compete for, attract, develop, motivate and retain high quality executive management personnel. In order to do so, the Company offers a package including a competitive salary, benefits and, on a discretionary basis, additional compensation in the form of stock options.

CASH  COMPENSATION

The Company's executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as the Company's overall salary structure and financial condition. Salary increases reflect competitive and economic trends, the overall financial performance of the Company and the performance of the individual executive. Salaries are reviewed annually by the Board.

STOCK  OPTIONS

Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of the Company's executive officers with those of its shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers. Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to the Company's success, the Company's overall performance, and prior option grants. All options granted to executive officers have an exercise price at least equal to the market price of the Company's common shares at the time of the grant. In 2001, the Company granted no stock options to its Directors or Executive Officers.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

In setting the compensation payable for 2001 to Edwin Molina, the Company's Chief Executive Officer, the Board generally considered the same factors described above. Additionally, the Board intends that Mr. Molina's compensation be competitive with compensation paid to chief executive officers of similar sized companies in the Company's industry and to reward Mr. Molina for directing the Company's efforts in initiating and expanding its streaming media business.

IRS  LIMITS  ON  DEDUCTIBILITY  OF  COMPENSATION

The Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to the Company's executive officers in excess of $1.0 million. The Board expects that cash compensation in 2001 paid to the Chief Executive Officer or any other executive officer to be well below $1.0 million. Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is "performance-based" within the meaning of Section 162(m). Because the Company does not currently have a compensation committee comprised solely of outside directors, the Company currently cannot avail itself of the "performance-based" compensation exemption under Section 162(m).

The  Board  of  Directors:

     Edwin  Molina
     Anton  J.  Drescher
     Robert  D.  Smith  Jr.

Performance  Graph

The following graph compares USA Video's cumulative total shareholder returns with the cumulative total return for the last five years of (i) Russell 2500, and (ii) the Dow Jones - U.S. Technology, Software, Small Cap Index. The graph shows the value of $100 invested at the closing price on December 31, 1996, in USA Video common shares, the Dow Jones - U.S. Technology, Software, Small Cap Index and the Russell 2500, and assumes that all dividends are reinvested.

                            Total Return Comparison

             [TABLE BELOW IS ALSO REPRESENTED BY A LINE GRAPH HERE]



                           12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/31/2001
USA VIDEO . . . . . . . .  $  100.00    $  119.73    $   62.66    $1,327.94    $  658.06    $  283.97
RUSSELL 2500. . . . . . .  $  100.00    $  124.36    $  124.84    $  154.98    $  161.59    $  163.56
DOW JONES US TECHNOLOGY,
SOFTWARE, SMALL CAP INDEX  $  100.00    $  108.34    $  112.94    $  273.94    $  136.32    $  111.54

Certain  Relationships  and  Related  Transactions.

In 2001, the Company paid consulting fees of $120,000 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, in consideration of Mr. Drescher's services as an executive officer of the Company.

In March 2001, USA Video completed a private placement of 2,500,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $.66 per share) for $.54 per unit, of which 1,585,000 units were sold to outside investors and 915,000 units were sold to officers, directors, and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of

$0.84 of the common shares on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (250,000 units), Anton J. Drescher (400,000 units), Anthony J. Castagno (50,000 units) and Robert Smith (40,000 units).

In September 2001, USA Video completed a private placement of 4,000,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.35 per share) for $0.27 per unit, of which 3,512,500 units were sold to outside investors and 487,500 units were sold to officers, directors, and employees of the Company and their affiliates. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.29 of the common shares on the date of issuance. Units were sold to the following officers and directors of the Company, and their affiliates, in the amounts indicated: Robert Smith (45,000 units) and Daniel Kinnaman (200,000 units).

In December 2001, USA Video completed a private placement of 3,300,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.26 per share) for $0.20 per unit, of which 2,782,500 units were sold to outside investors and 517,500 units were sold to officers, directors, and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.22 of the common shares on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Robert Smith (100,000 units), Kent Norton (75,000 units), Daniel Kinnaman (70,000 units) and Matthew Kinnaman (62,500 units).

                                     ITEM 2:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The firm of Goldstein Golub Kessler LLP has been appointed by the Board of Directors to serve as the Company's independent auditors for the 2002 fiscal year. A representative of Goldstein Golub Kessler LLP is expected to be at the Annual Meeting and will be permitted to make a statement to the shareholders if he or she desires and to respond to any appropriate questions addressed by shareholders to the auditors.

On February 2, 2001, the Audit Committee of the Board of Directors approved the engagement of Goldstein Golub Kessler LLP as the Company's independent auditors for the year ended December 31, 2000, to replace Amisano Hanson Chartered
Accountants. Amisano Hanson resigned as auditors of the Company effective February 2, 2001.

The reports of Amisano Hanson on the Company's consolidated financial statements as of and for the years ended December 31, 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports were modified to include a paragraph regarding the Company's ability to continue as a going concern. In connection with the audits of the Company's consolidated financial statements for each of the years ended December 31, 1998 and 1999, and in the subsequent period through February 2, 2001, there were no disagreements with Amisano Hanson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Amisano Hanson would have caused Amisano Hanson to make reference to the matter in their report. During the years ended
December 31, 1998 and 1999, and in the subsequent period through February 2, 2001, there were no reportable events as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v). The Company received, and has filed with the Securities and Exchange Commission, a letter from Amisano Hanson addressed to the Securities and Exchange Commission stating that it agreed with the statements in this paragraph and in the last sentence of the immediately preceding paragraph.

During the Company's two fiscal years ended December 31, 2001, and the period subsequent to such date and prior to engaging Goldstein Golub Kessler LLP, the Company has not consulted Goldstein Golub Kessler LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements; or any disagreements with Amisano Hanson, or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Audit  Fees

The aggregate fees billed to the Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $48,012, of which $45,503was paid to Goldstein Golub Kessler LLP and $2,509 was paid to Amisano Hanson.

Financial  Information  Systems  Design  and  Implementation  Fees

Neither Goldstein Golub Kessler LLP nor Amisano Hanson provided any professional services to the Company with respect to financial information systems design and implementation for the year ended December 31, 2001.

All  Other  Fees

Neither Goldstein Golub Kessler LLP nor Amisano Hanson were paid any other fees for services rendered to the Company during the year ended December 31, 2001.

Goldstein Golub Kessler LLP has advised the Company as follows: Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Required  Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Goldstein Golub & Kessler LLP as the Company's auditors for the fiscal year ending December 31, 2002.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                     REQUIREMENTS, INCLUDING DEADLINES, FOR
              SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at the Company's 2003 Annual Meeting of Shareholders, the proposal must be received by the Company, Attention: Mr. Anton J. Drescher, Secretary, at the Company's principal executive offices no later than January 24, 2003.

In addition, the proxy solicited by the Board of Directors for the 2003 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than January 24, 2003.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                    FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, including the financial statements and a list of exhibits, is enclosed with this Proxy Statement.

The Company will mail to any shareholder, without charge and upon written request, a copy of any exhibit to the Annual Report. Requests should be sent to USA Video Interactive Corp., 70 Essex Street, Mystic, Connecticut 06355, Attn:
Investor  Relations.

                                        By  Order  of  the  Board  of  Directors

                                        /s/  Anton  J.  Drescher
                                        --------------------------
                                        Anton  J.  Drescher,
                                        Secretary

May  24,  2002

                           USA VIDEO INTERACTIVE CORP.

                                      PROXY

                       2002 ANNUAL MEETING OF SHAREHOLDERS


                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of USA Video Interactive Corp., hereby constitutes and appoints Edwin Molina, Anton J. Drescher and Robert D. Smith Jr., and each or any of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2002 Annual Meeting of the Shareholders of the Company, to be held at 11:00 a.m. on Friday, June 28, 2002, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)  ELECTION  OF  DIRECTORS:

     VOTE  FOR  ALL  NOMINEES  LISTED  BELOW                |   |

     WITHHOLD  AUTHORITY                                    |   |

     Nominees:
               Edwin  Molina
               Anton  J.  Drescher
               Robert  D.  Smith  Jr.

     INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

     EXCEPTIONS     _____________________________

(2)  RATIFICATION  OF  APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT
     AUDITORS:

     FOR       |   |          AGAINST       |   |            ABSTAIN  |   |

(3) In their discretion, to vote with respect to any other matters that may properly come before the meeting or any adjournments thereof, including matters incident to its conduct.


     FOR       |   |          AGAINST       |   |            ABSTAIN  |   |

When properly executed, this Proxy will be voted in the manner specified by the Shareholder. Unless you specify otherwise, this Proxy will be voted "FOR" the election of all of the nominees as directors and "FOR" Item 2.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated May 24, 2002.

Dated:  __________________,  2002



                                             ___________________________________
                                             Number  of  Shares


                                             ___________________________________
                                             PRINT  NAME  OF  SHAREHOLDER


                                             ___________________________________
                                             SIGNATURE  OF  SHAREHOLDER

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE: This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to CIBC Mellon Trust Company, Suite 600, 333 7th Avenue S.W., Calgary, Alberta, Canada T2P 2Z3.

                           USA VIDEO INTERACTIVE CORP.


                             REQUEST TO BE ADDED TO
                        SUPPLEMENTAL MAILING / EMAIL LIST



Please  complete  and  return  to:

     USA  Video  Interactive  Corp.
     507,  837  West  Hastings  Street
     Vancouver,  British  Columbia,  Canada  V6C  3N6

     Attention:  Anton  J.  Drescher


I hereby request that my name be added to the supplemental mailing / email list maintained by the Corporation for the mailing / emailing of interim Financial
Statements in accordance with National Policy No. 41. I declare that I am a shareholder of the Corporation.



----------------------------------------     -----------------------------------
PRINT  NAME                                  SIGNATURE

----------------------------------------
ADDRESS

----------------------------------------
CITY,  PROVINCE/  STATE

----------------------------------------
POSTAL  CODE/  ZIP  CODE

----------------------------------------
EMAIL  ADDRESS


----------------------------------------
DATE


Please note: Interim Financial Statements will only be sent to the shareholders who return this request. We DO need your Postal Code or ZIP Code.